Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1540

                        Utility Income Portfolio 2015-2

                          Supplement to the Prospectus

   On June 29, 2015, Wisconsin Energy Corporation completed its acquisition of Integrys Energy Group, Inc., forming the combined entity WEC Energy Group, Inc. ("WEC").

   As a result of this acquisition, the Portfolio now holds and will continue to purchase shares of WEC.

Supplement Dated:   July 1, 2015